Exhibit 10.1

FIRST WAIVER TO

REVOLVING CREDIT AGREEMENT

Dated as of December 17, 2025

This FIRST WAIVER TO REVOLVING CREDIT AGREEMENT (this “Waiver”), dated as of December 17, 2025, is entered into by and among each of (i) ZOETIS INC., a Delaware corporation (the “Borrower”), (ii) the Lenders identified on the signature pages hereto (the “Lenders”), and (iii) JPMORGAN CHASE BANK, N.A., as the Administrative Agent for the Lenders.

WHEREAS, the parties hereto have entered into that certain Revolving Credit Agreement dated as of August 27, 2025 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Lenders party hereto constitute the Required Lenders under the Credit Agreement;

WHEREAS, the Borrower proposes to issue, in one or more offerings, convertible bonds pursuant to the exemptions from registration provided for in Section 4(a)(2) of, and Rule 144A under, the Securities Act of 1933 in an aggregate principal amount of up to US$2 billion (the “Convertible Bonds”);

WHEREAS, under the terms of the Convertible Bonds, (i) holders thereof may, under certain circumstances and during certain periods, convert Convertible Bonds into consideration based upon the value of shares of common stock of the Borrower prior to the maturity date thereof (which conversions the Borrower shall satisfy by paying cash up to the aggregate principal amount of the Convertible Bonds to be converted and paying or delivering, as the case may be, cash, shares of the Borrower’s common stock or a combination of cash and shares of common stock in respect of the remainder, if any) or (ii) the Borrower may repurchase, refinance or redeem such Convertible Bonds prior to the maturity date thereof (such payments, in each case other than any payments required to be made as a result of an event of default, change of control or similar event under the Convertible Bonds, the “Specified Payments”);

WHEREAS, the Borrower has requested that the Lenders agree that the Specified Payments would not result in a Default or Event of Default under the Credit Agreement, including pursuant to Section 7.01(f) thereof, and the Lenders have agreed to grant such waiver pursuant to Section 9.03 of the Credit Agreement solely upon the terms and conditions provided for in this Waiver.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Waiver to the Credit Agreement. Each of the undersigned Lenders hereby waives (i) the applicability of Section 7.01(f) of the Credit Agreement to the Specified Payments and (ii) any breach, Default, or Event of Default that would otherwise result from the making of any Specified Payments, including any requirement to deliver notice.

SECTION 3. Conditions Precedent. This Waiver shall become effective on the date (the “Effective Date”) the Administrative Agent receives a counterpart (or counterparts) of this Waiver, executed and delivered by the Borrower and the Required Lenders under the Credit Agreement, or other evidence satisfactory to the Administrative Agent of the execution and delivery of this Waiver by such parties.

SECTION 4. Miscellaneous.

4.1. Waiver is a “Loan Document”. This Waiver is a Loan Document and all references to a “Loan Document” in the Credit Agreement shall be deemed to include this Waiver.

4.2. Representations and Warranties. The Borrower hereby represents and warrants that (a) this Waiver is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, (b) the representations and warranties contained in Article 4 of the Credit Agreement are accurate in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent any such representation or warranty (1) relates solely to an earlier date, in which case it shall be accurate in all material respects as of such earlier date, or (2) is qualified by materiality or subject to a Material Adverse Effect qualification, in which case it shall be accurate in all respects on and as of such date or such earlier date as specified in clause (1) above and (c) no Default or Event of Default has occurred and is continuing.

4.3. Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Waiver, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge such Borrower’s obligations under the Loan Documents.

4.4. No Other Changes. Except as specifically amended by this Waiver, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4.5. No Other Waiver. The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6. Governing Law. This Waiver and any claim, controversy or dispute arising under or related to this Waiver, the relationship of the parties hereunder and/or the interpretation and enforcement of the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York.

4.7. Jurisdiction. Reference is hereby made to the first sentence of Section 9.12 of the Credit Agreement regarding jurisdiction, the provisions of which are hereby incorporated by reference in this Waiver as if fully set forth herein.

4.8. Successors and Assigns. This Waiver shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.9. Headings. The section headings in this Waiver are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Waiver or any provision hereof.

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4.10. Multiple Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Waiver by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Waiver.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.

ZOETIS INC. as a Borrower

By:	/s/ Wetteny Joseph
Name: Wetteny Joseph
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Waiver to Revolving Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Mehreen Gaffar
Name: Mehreen Gaffar
Title: Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Tyler Morgan
Name: Tyler Morgan
Title: Director

[Signature Page to First Waiver to Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Piyush Choudhary
Name: Piyush Choudhary
Title: Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

MUFG Bank, Ltd., as a Lender

By:	/s/ Andrew Moore
Name: Andrew Moore
Title: Authorized Signatory

[Signature Page to First Waiver to Revolving Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

[Signature Page to First Waiver to Revolving Credit Agreement]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:	/s/ John Bosco
Name: John Bosco
Title: Managing Director

[Signature Page to First Waiver to Revolving Credit Agreement]

Coöperatieve Rabobank U.A., New York Branch, as a Lender

By:	/s/ Shane Bownds
Name: Shane Bownds
Title: Managing Director

By:	/s/ Joshua Leonard
Name: Joshua Leonard
Title: Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page to First Waiver to Revolving Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dennis Tybor
Name: Dennis Tybor
Title: Senior Vice President

[Signature Page to First Waiver to Revolving Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

By:	/s/ Louise Gough
Name: Louise Gough
Title: Director

[Signature Page to First Waiver to Revolving Credit Agreement]

Standard Chartered Bank, as a Lender

By:	/s/ Ben Wynne-Davies
Name: Ben Wynne-Davies
Title: Managing Director

[Signature Page to First Waiver to Revolving Credit Agreement]

The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory

[Signature Page to First Waiver to Revolving Credit Agreement]